                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                 May 29, 1996
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



                         Renal Treatment Centers, Inc.
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                        1-14142                   23-2518331
- -----------------------              -----------               --------------
(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)               Identification
                                                                Number)


 1180 W. Swedesford Road, Building 2, Suite 300, Berwyn, PA              19312
- --------------------------------------------------------------------------------
  (Address of principal executive offices)                            (zip code)


Registrant's telephone number, including area code:  610/644-4796
                                                     ------------
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ITEM 2.  Acquisition or Disposition of Assets
- ---------------------------------------------

On May 29, 1996, Renal Treatment Centers, Inc. (the "Company") acquired substantially all of the non-current and certain other assets of two affiliated corporations, Kidney Center of Delaware County, Ltd. ("KCDC") and Kidney Center of Chester County, Ltd. ("KCCC"), each of which operates a Medicare-certified end-stage renal disease facility (collectively "the Facilities") in the suburban Philadelphia, Pennsylvania area. KCDC is owned by James Clark, M.D. and Richard
R. Soricelli, M.D. and KCCC is owned by James Clark, M.D., Richard R. Soricelli, M.D., Hardy Sorkin, M.D. and George Randolph Westby, M.D. The parties made the purchase and sale pursuant to two separate asset purchase agreements ("the Agreements") dated May 29, 1996, with an effective time of May 31, 1996 at 11:59 PM, between a subsidiary of the Company and liquidating trusts into which KCDC and KCCC, respectively, had transferred their assets.

The Company acquired all of KCDC's and KCCC's inventory, equipment, patient list, goodwill and other non-current assets used in operation of the Facilities.

As part of the transaction, the Company entered into covenants not to compete with each of the selling physicians and concurrently entered into new agreements and received assignments of existing agreements to provide acute dialysis services at an aggregate of nine area hospitals. In addition, the Company entered into a physician director agreement with a physician group affiliated with the selling physicians to act as Physician Director of the Facilities.

The Company paid total cash consideration of $26,618,496 and determined the consideration based on negotiations with KCDC and KCCC and the fair market value of the assets used in the facilities as a going concern.

The cash consideration was funded entirely through borrowings under the Company's credit agreement with a consortium of banks.

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ITEM 5.  Other Events
- ---------------------

On June 5, 1996, the Company and the consortium of banks under the Company's existing credit facility amended and restated the credit facility (as amended and restated, the "Credit Agreement") to increase the amount available under a line of credit which may be utilized to fund acquisition and development activities and general working capital requirements from $75,000,000 to $100,000,000. In addition, certain changes were made to the terms of the credit facility, including amendments to certain covenants, the amortization schedule, the interest rates and the events of default. In connection with the amendment of the Credit Agreement, a term loan in the principal amount of $3,125,000 payable in quarterly installments through June 1997 was repaid through borrowings under the line of credit.

In a news release issued on June 10, 1996, the Company announced the amending of the Credit Agreement and the private placement of $125,000,000 of 5 5/8% Convertible Subordinated Notes due 2006 in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the news release is attached to this Report and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.
- -------------------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

     The historical financial statements of the acquired companies required under Rule 3-05 of Regulation S-X are not yet available. Pursuant to Item 7(a)(4) of Form 8-K, such financial statements will be filed as soon as practicable, but not later than August 13, 1996.

(b)  Pro Forma Financial Information.
     --------------------------------

     The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as practicable, but not later than August 13, 1996.

(c)  Exhibits.
     ---------
     The following exhibits are filed herewith:

     Exhibit No.    Document
     -----------    --------
     2.1            Asset Purchase Agreement, Dated as of May 29, 1996, with an effective time of May 31, 1996 at 11:59 PM, between Renal
                    Treatment Centers-Pennsylvania, Inc. and KCCC Liquidating
                    Trust (the exhibits and schedules to this agreement have
                    been omitted pursuant to Item 601(b)(2) of Regulation S-K
                    and will be provided supplementally to the Commission upon its request).

     2.2 Asset Purchase Agreement, Dated as of May 29, 1996, with an effective time of May 31, 1996 at 11:59 PM, between Renal
                    Treatment Centers-Pennsylvania, Inc. and KCDC Liquidating
                    Trust (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     99.1           Fourth Amended and Restated Loan Agreement dated as of June
                    5, 1996 between Renal Treatment Centers, Inc. and the various lenders set forth therein.


     99.2           Press release dated June 10, 1996 issued by Renal
                    Treatment Centers, Inc.


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

   SIGNATURES
   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RENAL TREATMENT CENTERS, INC.



   Date        June 13, 1996             By: /s/ RONALD H. RODGERS, JR.
        ----------------------------     ------------------------------
                                         Ronald H. Rodgers, Jr.
                                         Vice President - Finance

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

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.   Document
- -----------   --------
2.1           Asset Purchase Agreement, Dated as of May 29, 1996, with an effective time of May 31, 1996 at 11:59 PM, between
              Renal Treatment Centers-Pennsylvania, Inc. and KCCC Liquidating
              Trust (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

2.2 Asset Purchase Agreement, Dated as of May 29, 1996, with an effective time of May 31, 1996 at 11:59 PM, between Renal Treatment Centers-Pennsylvania, Inc. and KCDC Liquidating
              Trust (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

99.1          Fourth Amended and Restated Loan Agreement dated as of June 5, 1996 between
              Renal Treatment Centers, Inc. and the various lenders set forth therein.

99.2          Press release dated June 10, 1996 issued by Renal Treatment Centers, Inc.


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